UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2016

COMMISSION FILE NUMBER: 000-54616

MICHAEL JAMES ENTERPRISES, INC.

(Exact Name of Registrant as Specified in its Charter)

(formerly BullsnBears.com, Inc.)

                 DELAWARE                                 000-54616                                      45-2282672

(State of Incorporation)                  (Commission File Number)                     (I.R.S. Employer ID Number)

784 Morris Turnpike, #334, Short Hills, NJ  07078

      (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code

(908) 204-0004

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The following current report under Section 13 or 15(d) of the Securities Exchange Act of 1934 is filed pursuant to Rule 13a-ll or Rule 15d-11:

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 5, 2016, Scott Weiner resigned as the President and a Director of the Registrant. The resignation was for personal business reasons and not as a result of any dispute with the Company, its financial statements, or its reports as filed with the U.S. Securities and Exchange Commission.  Mr. Weiner did not wish to provide any statement which would be required to be included in this filing.

Item 9.01 Financial Statements and Exhibits.

Exhibits:

 99.01

None

SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2016

MICHAEL JAMES ENTERPRISES, INC.

By: /s/ James M. Farinella

---------------------------------

 James M. Farinella

 Chief Executive Officer